SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 3, 2004

ORBITZ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50515	52-2237052
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

200 S. Wacker Drive, Suite 1900 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

On November 3, 2004, Orbitz, Inc. issued a press release announcing financial results for the third quarter ended September 30, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

c)	Exhibits	99.1	Press release dated November 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ, INC.
Registrant

Date:	November 3, 2004	By:	/s/ RICHARD BUCHBAND
		Name:	Richard Buchband
		Title:	Vice President, Senior Corporate Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Text of press release dated November 3, 2004